(1) Estimated amount of uninsured deposits reported on line RCON5597 of schedule RC-O in UMB Bank’s 12/31/22 Call Report. (2) Total deposits as reported in Form 10-K dated 12/31/22. Deposit Diversity & Characteristics As of March 23, 2023, the estimated uninsured deposit ratio was approximately 45%, after adjusting for collateralized and affiliate deposits. Average balances for 4Q’22 As of December 31, 2022 Based on actual balances as of December 31, 2022 As of December 31, 2022 Based on actual balances as of December 31, 2022, using NAICS industry classifications Exhibit 99.1